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                                                                   Exhibit 10.49

                                   ADDENDUM #2
                                       TO
                       PREMIER AMUSEMENT VENDOR AGREEMENT

     This Addendum ("Addendum") amends the Premier Amusement Vendor Agreement dated February 1, 2000, as previously amended (the "Agreement") by and between Best Vendors Co. ("Best Vendors") and American Coin Merchandising, Inc. (d/b/a Sugarloaf Creations, Inc.), a Delaware corporation ("Premier Vendor").

AGREEMENT:

     In consideration of the terms and conditions contained in the Agreement and this Addendum to the Agreement, Best Vendors ("we" or "us" or "our") and Premier Vendor ("you" or "your") agree to the terms in this Addendum. All capitalized terms in this Addendum not otherwise defined have the meanings given to them in the Agreement.

     1. To the extent that the terms in this Addendum are different from or contrary to any terms in the Agreement (including any attachment, schedule, exhibit or document specifically incorporated into the Agreement), the terms in this Addendum shall prevail. References to the "Agreement" refer to the Agreement as modified by this Addendum.

     2. [ ]

     3. Best Vendors and Premier Vendor hereby agree that Facility Schedules A4.1, A6.1 and A8.1 and the Lost Location Schedule, each in the form attached hereto are made part of the Agreement.

     4. Except as specifically amended herein, the Agreement remains in full force and effect and is hereby ratified and confirmed.

         This Addendum shall be effective as of February 1, 2000.

AMERICAN COIN MERCHANDISING, INC.           BEST VENDORS CO.
(d/b/a Sugarloaf Creations, Inc.)

By /s/ Randall Fagundo                      By /s/ Mark L. Wilson
   -----------------------                     -----------------------
Its    President & CEO                      Its    President
   -----------------------                     -----------------------
Date:  2/14/2000                            Date:  2/15/2000
     ---------------------                       ---------------------

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